Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2024	Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

9. Commitments and Contingencies

Commitments:

Leases

The Company determines whether an arrangement is a lease at inception. The Company and its subsidiaries have operating leases for certain mining and hosting facilities, office facilities and certain equipment. The leases have remaining lease terms under one year to less than ten years. Our lease agreements do not contain any material residual value guarantees or material restrictive covenants. As of September 30, 2024 and December 31, 2023, the Company has no assets recorded under finance leases.

Lease expense for these leases is recognized on a straight-line basis over the lease term. For the three and nine months ended September 30, total lease costs are comprised of the following:

(Dollars in thousands)	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023

Operating lease cost	$17	$61	$139	$177
Short-term lease cost	—	—	—	—
Total net lease cost	$17	$61	$139	$177

Short-term leases are leases having a term of twelve months or less. The Company recognizes short-term leases on a straight-line basis and does not record a related lease asset or liability for such leases.

Other information related to leases was as follows:

Nine Months Ended September 30, 2024

Weighted Average Remaining Lease Term (in years):
Operating leases	7.84

Weighted Average Discount Rate:
Operating leases	8.22%

(Dollars in thousands)	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023

Supplemental Cash Flows Information:
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$141	$172

Non-Cash Activity Right-of-use assets obtained in exchange for lease obligations:
Operating leases	$-	$403

Maturities of noncancellable operating lease liabilities are as follows for the quarter ending September 30:

(Dollars in thousands)	2024
2024 (remainder of year)	$18
2025	29
2026	29
2027	29
2028	29
Thereafter	116
Total lease payments	250
Less: imputed interest	(69)
Total lease obligations	181
Less: current obligations	26
Long-term lease obligations	$155

As of September 30, 2024, there were no additional operating lease commitments that had not yet commenced.

Contingencies:

Spring Lane Capital Contingency

The Company has a potential contingency associated with an agreement with Spring Lane of up to $250 thousand which would be reduced by a proportion of funding received from Spring Lane up to the $45.0 million aggregate contribution cap. The Company considers the probability of a payment for the contingency to be remote.

Legal

We are subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. When applicable, we accrue for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

The Company has been named as a party in the December 19, 2019 United States Environmental Protection Agency (“EPA”) Demand Letter regarding the Malta Rocket Fuel Area Superfund Site (“Site”) located in Malta and Stillwater, New York in connection with an alleged release of hazardous materials into the environment. The EPA is seeking reimbursement of response costs from all named parties in the amount of approximately $358 thousand plus interest in connection with the investigation and disposal activities associated with the various drum caches discovered at the Site, issuance of the Explanation of Significant Differences (“ESD”) of the Site, and implementation of the work contemplated by the ESD. The Company considers the likelihood of a material adverse outcome to be remote and does not currently anticipate that any expense or liability it may incur as a result of these matters in the future will be material to the Company’s financial condition.

NYDIG ABL LLC, (“NYDIG”) filed a complaint against SMCB1(“Borrower”) and SMC (“Guarantor”, and together with Borrower, “NYDIG Defendants”) in Marshall Circuit Court of the Commonwealth of Kentucky on December 29, 2022 regarding a series of loans (the “NYDIG Loans”) made by NYDIG to Borrower pursuant to a Master Equipment Finance Agreement (“MEFA”) that were secured by certain assets of Borrower and guaranteed by Guarantor pursuant to a written guaranty agreement executed by Guarantor. On February 15, 2023, the Court approved an agreed order granting NYDIG’s motion for writ of possession which, among other things, ordered the NYDIG Defendants to provide NYDIG access to the collateral securing the NYDIG Loans and preserved the rights of NYDIG to pursue a deficiency judgment against the NYDIG Defendants. Also on February 15, 2023, the NYDIG Defendants filed their answer and affirmative defenses in this proceeding. On February 23, 2023, NYDIG proceeded to foreclose on all of the collateral securing the MEFA, and repossessed the collateralized assets that totaled approximately $3.4 million, of which approximately $560 thousand was first used to pay off accrued interest and penalties to date. On September 5, 2023, NYDIG provided a letter finalizing the accounting for the repossessed collateralized assets totaling proceeds of approximately $3.4 million. This included legal and other expenses associated with the sale of the assets, net a modest gain on the estimated net book value of the assets totaling $251 thousand that was expensed as a loss on disposition of assets for the year ended December 31, 2023. On December 7, 2023, NYDIG filed its Motion for Summary Judgment seeking entry of a judgment against the NYDIG Defendants in the approximate amount of $10.3 million for principal and interest and penalties. On January 12, 2024, the NYDIG Defendants filed their objection to NYDIG’s motion for summary judgment on the grounds that NYDIG failed to explain what collateral of which loan was sold and how the sale proceeds were allocated and applied to each loan. NYDIG and the NYDIG Defendants consensually resolved the motion in the form of a Stipulation and Agreed Judgment, which the Court approved on February 23, 2024

On March 13, 2024, NYDIG served the NYDIG Defendants with a post-judgment discovery seeking information regarding the NYDIG Defendants’ assets and liabilities. Per agreement between NYDIG and the NYDIG Defendants, the deadline to respond to the discovery demands was extended to May 13, 2024 but with rolling weekly production that commenced on April 12, 2024. The NYDIG Defendants completed responding to NYDIG’s initial document requests on May 13, 2024. On September 24, 2024, NYDIG sent a letter seeking supplemental discovery from the NYDIG Defendants. The NYDIG Defendants responded seeking clarification from NYDIG regarding their supplemental requests.  On November 6, 2024, NYDIG sent a second “meet and confer” letter seeking (i) the production of additional/supplemental documents from Soluna by November 20, 2024 and (ii) the deposition of a representative of the Defendants on or before December 15, 2024.  The parties remain in discussions regarding the requested supplemental discovery.

Additionally, NYDIG has stated its intention to pursue SCI, the parent company of Guarantor, under a piercing of the corporate veil theory relating to NYDIG Defendants’ debts and liabilities under the loan documents. The Company intends to vigorously defend itself from NYDIG’s parent company claims. SCI denies any such liability and has filed a complaint for a declaratory judgment against NYDIG in the Eighth Judicial District Court in Clark County, Nevada on March 16, 2023, seeking a declaratory judgment as to such matter. NYDIG filed a motion to dismiss in response to SCI’s declaratory judgment complaint on April 13, 2023. SCI filed a response in opposition to NYDIG’s motion to dismiss on April 27, 2023. The court heard oral arguments on May 16, 2023. On June 22, 2023, the court issued an order granting NYDIG’s motion to dismiss, on the basis that the case was not ripe for decision, without prejudice. SCI intends to continue to vigorously defend any allegations regarding liability on account of NYDIG Defendants’ debts and liabilities to NYDIG under their loan documents and intends to refile a declaratory judgment complaint against NYDIG.

As of September 30, 2024, the Company still has an outstanding principal of approximately $9.2 million and outstanding interest and penalty balance of approximately $1.9 million. This settlement did not result in the admission of any liability on the part of SHI, whose declaratory judgment remains the subject of litigation.

In September 2023, Atlas Technology Group LLC (“Atlas”) filed a complaint against Soluna MC LLC, Soluna Computing, Inc., and Soluna Holdings, Inc. (collectively, the “Atlas Defendants”) in the Supreme Court of New York regarding a co-location services agreement. Atlas alleged that Soluna MC’s termination of the agreement was a breach, seeking a return of pre-paid fees of approximately $464 thousand, additional damages of at least $7.9 million, and reimbursement of legal fees. The complaint also mentioned alter ego liability and corporate veil piercing.

The Atlas Defendants filed a motion to dismiss, and on April 17, 2024, the Court dismissed three of the four counts. The remaining count was answered on May 6, 2024, with counterclaims against Atlas. The Court denied the dismissal of Soluna Computing, Inc. and Soluna Holdings, Inc. as parties, leading to an appeal filed on May 7, 2024.

On June 25, 2024, Atlas and the Atlas Defendants entered into a settlement agreement. Soluna MC recorded a gain on the settlement of approximately $254 thousand for the nine months ended September 30, 2024, in “Other Expense, net” on the condensed consolidated financial statements.

14. Commitments and Contingencies

Commitments:

Leases

The Company determines whether an arrangement is a lease at inception. The Company has operating leases for certain manufacturing, laboratory, office facilities and certain equipment. The leases have remaining lease terms of less than one year to less than ten years. Our lease agreements do not contain any material residual value guarantees or material restrictive covenants. As of December 31, 2023 and December 31, 2022, the Company has no assets recorded under finance leases.

Lease expense for these leases is recognized on a straight-line basis over the lease term. For the twelve months ended December 31, total lease costs are comprised of the following:

(Dollars in thousands)
	2023	2022
Operating lease cost	$238	$202
Short-term lease cost	—	—
Total net lease cost	$238	$202

Short-term leases are leases having a term of twelve months or less. The Company recognizes short-term leases on a straight-line basis and does not record a related lease asset or liability for such leases.

Supplemental cash flows information related to leases for the twelve months ended December 31 was as follows:

(Dollars in thousands)
	2023	2022
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$234	$197

Non-Cash Activity Right-of-use assets obtained in exchange for lease obligations:
Operating leases	$403	$20

Supplemental balance sheet information for the twelve months ended December 31 was as follows:

(Dollars in thousands, except lease term and discount rate)
	2023	2022
Operating leases:
Operating lease ROU asset	$431	$233

Current operating lease liabilities	$220	$161
Non-current operating lease liabilities	216	84
Total operating lease liabilities	$436	$245

Operating leases:
ROU assets	$1,058	$655
Asset lease expense	(627)	(422)
ROU assets, net	$431	$233

Weighted Average Remaining Lease Term (in years):
Operating leases	4.38	1.5

Weighted Average Discount Rate:
Operating leases	8.04%	3.83%

Maturities of operating lease liabilities are as follows for the year ending December 31:

(Dollars in thousands)

2023
2024	$247
2025	79
2026	29
2027	29
2028	29
Thereafter	116
Total lease payments	529
Less: imputed interest	(93)
Total lease obligations	436
Less: current obligations	(220)
Long-term lease obligations	$216

As of December 31, 2023, there were no additional operating lease commitments that had not yet commenced.

Contingencies:

Spring Lane Capital Contingency

The Company has a potential contingency associated with an agreement with Spring Lane of up to $250 thousand which would be reduced by a proportion of funding received from Spring Lane up to the $35.0 million aggregate contribution cap. The Company considers the probability of a payment for the contingency to be remote.

Legal

We are subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. When applicable, we accrue for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

The Company has been named as a party in the December 19, 2019 United States Environmental Protection Agency (“EPA”) Demand Letter regarding the Malta Rocket Fuel Area Superfund Site (“Site”) located in Malta and Stillwater, New York in connection with an alleged release of hazardous materials into the environment. The EPA is seeking reimbursement of response costs from all named parties in the amount of approximately $358 thousand plus interest in connection with the investigation and disposal activities associated with the various drum caches discovered at the Site, issuance of the Explanation of Significant Differences (“ESD”) of the Site, and implementation of the work contemplated by the ESD. The Company considers the likelihood of a material adverse outcome to be remote and does not currently anticipate that any expense or liability it may incur as a result of these matters in the future will be material to the Company’s financial condition.

NYDIG filed a complaint against a subsidiary of Company, Soluna MC Borrowing 2021-1, LLC (“Borrower”) and Soluna MC, LLC, as Guarantor (“Guarantor”), and together with Borrower, (“NYDIG Defendants”) in Marshall Circuit Court of the Commonwealth of Kentucky on December 29, 2022 regarding a series of loans made by NYDIG to Borrower pursuant to a master equipment finance agreement that were secured by certain assets of Borrower and guaranteed by Guarantor pursuant to a written guaranty agreement executed by Guarantor. The Court issued on February 15, 2023 an agreed order granting NYDIG’s motion for writ of possession which, among other things, ordered parties to provide NYDIG access to the collateral described therein and preserved the rights of NYDIG to pursue a deficiency judgment against the NYDIG Defendants. Also on February 15, 2023, the NYDIG Defendants filed their answer and affirmative defenses in this proceeding. The NYDIG Defendants believe that NYDIG has liquidated some of the collateral securing the loans and anticipate that NYDIG will complete the liquidation of collateral and continue to prosecute the complaint to obtain a judgment against the NYDIG Defendants. Additionally, NYDIG has stated its intention to pursue SCI, the parent company of Guarantor, under a piercing of the corporate veil claim relating to NYDIG Defendants’ debts and liabilities under the loan documents. SCI denies any such liability and has filed a complaint for a declaratory judgment against NYDIG in the Eighth Judicial District Court in Clark County, Nevada on March 16, 2023 seeking a declaratory judgment as to such matter. NYDIG filed a motion to dismiss in response to SCI’s declaratory judgment complaint on April 13, 2023. SCI filed a response in opposition to NYDIG’s motion to dismiss on April 27, 2023. The court heard oral arguments on May 16, 2023. On June 22, 2023, the court issued an order granting NYDIG’s motion to dismiss, on the basis that the case was not ripe for decision, without prejudice. SCI intends to continue to vigorously defend any allegations regarding liability on account of NYDIG Defendants’ debts and liabilities to NYDIG under their loan documents and intends to refile a declaratory judgment complaint against NYDIG.

On February 23, 2023, NYDIG proceeded to foreclose on all of the collateral securing the MEFA, and repossessed the collateralized assets that totaled approximately $3.4 million, in which approximately $560 thousand was first used to pay off accrued interest and penalty to date. On September 5, 2023, NYDIG provided a letter finalizing the accounting for the repossessed collateralized assets totaling proceeds of approximately $3.4 million. This included legal and other expenses associated with the sale of the assets net a modest gain on the estimated net book value of the assets totaling $251 thousand that was expensed as a loss on disposition of assets for the year ended December 31, 2023. On December 7, 2023, NYDIG filed its Motion for Summary Judgment seeking entry of a judgment against Soluna in the approximate amount of $10.3 million for principal and interest and penalties. On January 12, 2024, Soluna filed its objection to NYDIG’s motion for summary judgment on the grounds that NYDIG failed to explain what collateral of which loan was sold and how the sale proceeds were allocated to each loan. A summary judgment motion was performed on February 13, 2024, and was agreed upon by both NYDIG and the Borrower, that the total outstanding loan principal balance would be approximately $9.2 million, in which a penalty fee was applied of approximately $1.0 million to the repossessed collateralized assets, and outstanding interest and penalty balance would be approximately $936 thousand as of December 31, 2023. This settlement did not result in the admission of any liability on the part of SHI, whose declaratory judgment remains the subject of litigation. On March 13, 2024, NYDIG served the Company with a post-judgment discovery seeking information regarding the Company’s assets and liabilities. The deadline for response to the discovery is April 12, 2024. The Company intends to vigorously defend itself from NYDIG’s parent company claims.

In September 2023, Atlas Technology Group LLC (“Atlas”) filed a complaint against Soluna MC LLC (formerly EcoChain Block LLC) (“Soluna MC”), Soluna Computing, Inc., and Soluna Holdings, Inc. (collectively, the “Atlas Defendants”) in the Supreme Court of the State of New York, County of New York regarding a co-location services agreement between Soluna MC and Atlas. Atlas alleges that the termination of such agreement by Soluna MC was a breach and asserts various claims, including breach of contract and the return of pre-paid fees. The claim requests a judgement against the Atlas Defendants for the return of pre-paid fees of approximately $464 thousand and additional damages to be determined at trial of not less than $7.9 million, and reimbursement of costs including legal fees and other costs. The complaint also contains references to alter ego liability and piercing the corporate veil. The Atlas Defendants believes they have substantial factual and legal defenses to these claims and intend to defend the claims vigorously.

The referenced pre-paid fees of approximately $464 thousand have been reported in previous filings on Soluna MC’s balance sheet. No reserves have been established for any other claims asserted in such complaint.